UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2015 (September 24, 2015)

JAMMIN JAVA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52161	264204714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4730 Tejon St., Denver, Colorado 80211
(Address of principal executive offices and Zip Code)

323-556-0746
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Promissory Note with Vis Vires Group

On September 24, 2015, Jammin Java Corp. (the “Company”, “we” and “us”) sold Vis Vires Group, Inc. (“Vis Vires”) a Convertible Promissory Note (with an issuance date of September 9, 2015) in the principal amount of $254,000 (the “Vis Vires Convertible Note”), pursuant to a Securities Purchase Agreement, dated September 9, 2015. The Vis Vires Convertible Note bears interest at the rate of 8% per annum (22% upon an event of default) and is due and payable on June 11, 2016. The Vis Vires Convertible Note provides for standard and customary events of default such as failing to timely make payments under the Vis Vires Convertible Note when due and the failure of the Company to timely comply with Securities Exchange Act of 1934, as amended, reporting requirements. Additionally, upon the occurrence of certain fundamental defaults, as described in the Vis Vires Convertible Note, we are required to repay Vis Vires liquidated damages in addition to the amount owed under the Vis Vires Convertible Note.

The principal amount of the Vis Vires Convertible Note and all accrued interest is convertible at the option of the holder thereof into our common stock at any time following the 180th day after the Vis Vires Convertible Note was issued. The conversion price of the Vis Vires Convertible Note is equal to the greater of (a) 65% (a 35% discount) multiplied by the average of the lowest five closing bid prices of our common stock during the ten trading days immediately prior to the date of any conversion; and (b) $0.00009, provided that the conversion price during major announcements (as described in the Vis Vires Convertible Note) is the lower of the conversion price on the announcement date of such major announcement and the conversion price on the date of conversion. In the event we fail to deliver the shares of common stock issuable upon conversion of the note within three business days of our receipt of a conversion notice, we are required to pay Vis Vires $2,000 per day for each day that we fail to deliver such shares. The Vis Vires Convertible Note conversion price also includes anti-dilution protection such that in the event we issue or are deemed to have issued common stock or convertible securities at a price equal to less than the conversion price of the Vis Vires Convertible Note in effect on the date of such issuance or deemed issuance, the conversion price of the Vis Vires Convertible Note is automatically reduced to such lower price, subject to certain exceptions in the note, including an exemption for persons whom whom the Company was in discussions regarding an investment at the time the Vis Vires Convertible Note was entered into and officer and employee issuances/grants.

At no time may the Vis Vires Convertible Note be converted into shares of our common stock if such conversion would result in Vis Vires and its affiliates owning an aggregate of in excess of 9.99% of the then outstanding shares of our common stock.

We may prepay in full the unpaid principal and interest on the Vis Vires Convertible Note, upon notice, any time prior to the 180th day after the issuance date. Any prepayment is subject to payment of a prepayment amount ranging from 108% to 133% of the then outstanding balance on the Vis Vires Convertible Note (inclusive of accrued and unpaid interest and any default amounts then owing), depending on when such prepayment is made.

The Vis Vires Convertible Note also contains customary positive and negative covenants.

We paid $4,000 of Vis Vires’s attorney’s fees in connection with the sale of the Vis Vires Convertible Note.

The goal is for the Company to utilize this debt and similar debt incurred in the past several weeks as growth capital to help accelerate projects that generate revenue.  We hope to repay the Vis Vires Convertible Note prior to any conversion. In the event that the Vis Vires Note is not repaid in cash in its entirety, Company shareholders may suffer dilution if and to the extent that the balance of the Vis Vires Note is converted into common stock.

The description of the Vis Vires Convertible Note and Subscription Agreement above is not complete and is qualified in its entirety by the full text of the Convertible Note and Subscription Agreement, filed herewith as Exhibits 10.2 and 10.1, respectively, which are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

On September 24, 2015, we sold Vis Vires the Vis Vires Convertible Note.  The note is convertible into our common stock at a discount to the trading price of our common stock as described in greater detail above. We claim an exemption from registration for the issuance of such convertible note pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), since the foregoing issuance did not involve a public offering, the recipient was (i) an “accredited investor”; and/or (ii) had access to similar documentation and information as would be required in a Registration Statement under the Securities Act, and the recipient acquired the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by us or our representatives. No underwriters or agents were involved in the foregoing issuance and we paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1*	Securities Purchase Agreement dated September 9, 2015, by and between Jammin Java Corp. and Vis Vires Group, Inc.

10.2*	$254,000 Convertible Promissory Note dated September 9, 2015, by Jammin Java Corp. in favor of Vis Vires Group, Inc.

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jammin Java Corp.

Date: October 2, 2015	By:	/s/ Anh Tran
Anh Tran
President

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Securities Purchase Agreement dated September 9, 2015, by and between Jammin Java Corp. and Vis Vires Group, Inc.

10.2*	$254,000 Convertible Promissory Note dated September 9, 2015, by Jammin Java Corp. in favor of Vis Vires Group, Inc.

*Filed herewith.